UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2007

THE MILLS CORPORATION
THE MILLS LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	1-12994	52-1802283
Delaware	000-50694	52-1873369
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

5425 Wisconsin Avenue, Suite 500
Chevy Chase, MD		20815
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:		301-968-6000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

     On February 6, 2007, the Board of Directors of The Mills Corporation (“Mills”) met to consider the proposal received by Mills on February 4, 2007, from Simon Property Group, Inc.(“Simon”) and Farallon Capital Management, L.L.C. (“Farallon”), to acquire Mills for $24 in cash per share. After consultation with its outside counsel and independent financial advisors, the Board determined, in accordance with the Agreement and Plan of Merger, dated as of January 17, 2007 (the “Merger Agreement”), by and among Mills, The Mills Limited Partnership and Brookfield Asset Management, Inc. (“Brookfield”), that the Simon/Farallon proposal may reasonably be expected to result in, and is reasonably likely to lead to, a “Superior Competing Transaction,” as that term is defined in the Merger Agreement, and directed Mills’ management and advisors to participate in discussions and negotiations with Simon and Farallon as to the proposal.

     On February 6, 2007, Mills issued a press release announcing this determination. The press release is furnished as Exhibit 99.1 to this Report and is incorporated herein by reference.

      In accordance with General Instruction B.2 of Form 8-K, the information set forth in this item 7.01 and Exhibit 99.1 shall be deemed to be “furnished” and shall not be deemed to be “filed” for purposes of the Exchange Act.

Item 9.01     Financial Statements and Exhibits.

              (d)    Exhibits

Exhibit No.	Description
99.1	Press Release issued by The Mills Corporation on February 6, 2007 regarding board determination with respect to acquisition proposal from Simon Property Group, Inc. and
Farallon Capital Management, L.L.C.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

     Mills and Brookfield Asset Management, Inc. intend to file a proxy statement/prospectus with the Securities and Exchange Commission in connection with the proposed merger between Mills and Brookfield. Stockholders of Mills are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement/prospectus as well as other filings containing information about Mills and the merger, when available, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). In addition, copies of the proxy statement/prospectus and other filings containing information about Mills and the merger can be obtained, when available without charge, by directing a request to The Mills Corporation, Attention: Investor Relations, 5425 Wisconsin Avenue, Suite 500, Chevy Chase, Maryland 20815, by phone at (301) 968-8367, or on Mills’ Internet site at http://www.themills.com.

     Mills and its officers and directors may be deemed to be participants in the solicitation of proxies from Mills’ stockholders in connection with the merger. Additional information regarding the interests of potential participants in the proxy solicitation will be included in the definitive proxy statement/prospectus and other relevant documents that Mills will file with the Securities and Exchange Commission in connection with the merger and the scheduled special meeting of its stockholders.

     Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

Date: February 6, 2007	By: /s/ RICHARD J. NADEAU
Name: Richard J. Nadeau
Title: Executive Vice President and Chief Financial Officer

THE MILLS LIMITED PARTNERSHIP

By : The Mills Corporation, its General Partner

Date: February 6, 2007	By: /s/ RICHARD J. NADEAU
Name: Richard J. Nadeau
Title: Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by The Mills Corporation on February 6, 2007 regarding board determination with respect to acquisition proposal from Simon Property Group, Inc. and
Farallon Capital Management, L.L.C.